SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  August 27, 1999
________________________________________________
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ______________________
                             Commission File Number


             Ohio                               31-0987416
_____________________________             ______________________
(State or other jurisdiction                  (I.R.S. Employer
       of incorporation)                  Identification Number)


          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                              45750
________________________________________            _____________
(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On August 27 1999, Peoples Bancorp Inc. announced consummation, by one of its subsidiaries, The Peoples Banking and Trust Company ("Peoples Bank"), of an agreement to acquire a full-service banking facility in Huntington, West Virginia. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

            EXHIBIT NUMBER       DESCRIPTION
          __________________     ____________________________________
                 99              News Release issued August 27, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  September 17, 1999              PEOPLES BANCORP INC.
                                       ____________________
                                       Registrant



                               By: /s/ ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number                Description                               Page
______________                ___________________________________     ________

       99                     News Release issued August 27, 1999        4